Exhibit 10.2

AMENDMENT TO LOAN AND SECURITY AGREEMENT

(Effective May 1, 2008)

THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is entered into as of July 30, 2008, and is effective as of May 1, 2008, by and between LSQ Funding Group, L.C. (“Lender”), and Tri-S Security Corporation (“TSS”), Paragon Systems, Inc. (“Paragon”), The Cornwall Group, Inc., Vanguard Security, Inc., Forestville Corporation, Vanguard Security of Broward County, Inc., On Guard Security and Investigations, Inc., Armor Security, Inc. (“Armor”), Protection Technologies Corporation, International Monitoring, Inc., Guardsource Corp. and Virtual Guard Source, Inc. (collectively, “Borrower”).

WHEREAS, Borrower has requested and Lender has agreed, subject to the terms and conditions hereof, to amend the terms of the Agreement;

NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the parties hereby agree as follows:

a. The following term defined in Section 1.2. of the Agreement is hereby amended and restated as set forth below:

“Borrowing Base” – Until March 31, 2009, 90% of the Net Face Amount of the Eligible Accounts and (ii) from April 1, 2009 and thereafter, 90% of the of Net Face Amount of the Eligible Accounts excluding the Unbilled Accounts; provided, however, that upon the Term Loan being paid in full, the Borrowing Base shall be 90% of the Net Face Amount of the Eligible Accounts.

“Interest Rate” – shall either be four and one half percent (4.5%) per annum in excess of the Prime Rate, but not less that 12% per annum (“Interest Rate – Unbilled”), or one percent (1%) per annum in excess of the Prime Rate, but not less that 11% per annum (“Interest Rate – Billed”). To the extent the Interest Rate is calculated with reference to the Prime Rate, any change in the Interest Rate shall be effective as of the date of any change in the Prime Rate.

b. The following provision of the Agreement is hereby amended and restated as set forth below:

3.2.2.1 Management Fee. Borrower shall pay the Management Fee upon demand by Lender, but no later than the due date of interest.

c. Lender and Borrower agree that except as expressly modified hereby, the Agreement, and each and every document incident thereto or connected therewith, is and shall at all times remain in full force and effect.

d. This Amendment shall be effective when Lender shall have received a copy executed by Borrower, which copy may be delivered to Lender via facsimile.

e. Borrower hereby represents and warrants to the Lender as follows:

1) Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

2) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the articles of incorporation or by-laws of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

3) All of the representations and warranties contained in this Amendment are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

f. This Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach or default under the Agreement or breach, default or event of default under any other document held by Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

g. Borrower hereby reaffirms its agreement under the Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including, without limitation, all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that Lender may, at any time or from time to time, in its sole discretion and without further authorization by the Borrower, make an advance to Borrower under the Agreement, and apply the proceeds of any advance to pay any fees, disbursements, costs and expenses required hereunder.

h. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

i. In the event of any conflict between the provisions of the Agreement or any other Loan Document and the provisions of this Amendment, provisions of this Amendment shall control.

j. Any capitalized term not specifically defined in this Amendment shall have the meaning ascribed to it in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BORROWER: TRI-S SECURITY CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

PARAGON SYSTEMS, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

THE CORNWALL GROUP, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

VANGUARD SECURITY, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FORESTVILLE CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

VANGUARD SECURITY OF BROWARD COUNTY, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

ON GUARD SECURITY AND INVESTIGATIONS, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

ARMOR SECURITY, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

INTERNATIONAL MONITORING, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

GUARDSOURCE CORP.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

VIRTUAL GUARD SOURCE CORP.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

LENDER:	LSQ FUNDING GROUP, L.C.

	By:	/s/ Maxwell Eliscu

Manager

Agreed to:
BRE LLC

	By:	/s/ Maxwell Eliscu

Manager